December 31, 2023

Class I Shares

Symmetry Panoramic US Equity Fund (SPUSX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Symmetry Panoramic US Equity Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees(1)	0.55%
Distribution (12b-1) and Service Fees	None
Other Expenses(2)	0.19%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses (3)	0.81%
Fee Waivers and/or Expense Reimbursements(1)	(0.19)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement(3)	0.62%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2024 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2024 to ensure that total annual Fund operating expenses after fee waiver and expense reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.55% of average daily net assets of the Fund. These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Amounts waived or reimbursed under the Expense Limitation Agreement are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or expenses reimbursed) only if such repayments do not cause the Fund’s expense ratio, after such repayment is taken into account, to exceed both the expense cap in place at the time such amounts were waived and the Fund’s current expense cap, if any.

(2)	“Other Expenses” have been restated to reflect current fees following the transition of the Fund onto the SEI Advisors’ Inner Circle mutual fund platform, which was effective December 26, 2023.

(3)

The Total Annual Fund Operating Expenses in this fee table, both before and after expense waiver and/or expense reimbursement, do not correlate to the expense ratios in the Fund’s Financial Highlights because (i) Other Expenses have been restated to reflect current fees; and (ii) the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same, and the expense limitation arrangements are not renewed. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$63	$240	$431	$984

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a diversified multi-strategy fund that seeks to achieve its investment objective primarily by implementing factor styles that the Fund’s investment adviser, Symmetry, believes have the potential to produce positive returns before fees over time. Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its net assets in equity securities of U.S. companies. The Fund may invest in securities and other instruments either directly or by investing in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). The universe of securities in which the Fund may invest generally includes all U.S. companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market, Nasdaq Capital Market, or other securities exchanges deemed appropriate by the Adviser. The Fund does not target a specific market capitalization and may invest across different segments of the equity markets, including large- (“large-cap”), mid- (“mid-cap”), small- (“small-cap”) and micro-capitalization (“micro-

cap”) equity securities that the Adviser believes offer the prospect of long-term capital appreciation. Although the Adviser focuses on the broad market in terms of market capitalization, the Fund’s investments may be overweight to mid-cap, small-cap and/or micro-cap securities relative to their market weight. These companies generally are considered by the Adviser to be companies whose market capitalizations are smaller than the 1,000th largest U.S. company. The Fund may also invest in real estate investment trusts (“REITs”). The Underlying Funds also may invest in the financial sector. Certain Underlying Funds also may engage in strategies that require heightened turnover, and the Adviser may not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund currently intends to invest its assets primarily in Underlying Funds and directly in the common stocks, preferred stocks or securities convertible into stocks of U.S. companies, as well as equity index futures, ETFs and depositary receipts, either directly by the Adviser or pursuant to investment sub-advisory agreements with investment managers selected by the Adviser (“Sub-Advisers”).

The Adviser seeks to manage a multi-factor fund that provides exposure to different managers that in the Adviser’s view are best able to deliver certain factor exposures as identified by the Adviser. The Adviser will generally access these investment managers either through Underlying Funds or through a direct sub-advisory relationship with an investment manager. The Adviser will make a determination for each investment manager as to which type of access it believes is most advantageous to the Fund, and will make changes at its discretion. The Adviser looks for Underlying Funds or sub-advisory mandates that will feature characteristics associated with investment style factors that have been identified in certain academic research papers and that, although there is no guarantee of future results, the Adviser has identified as having historically shown the potential to deliver greater returns than the broader equity market over time. Such factors may include market, value, momentum, quality, and size of the equity securities. Liquidity, volatility, and other factors that, in the opinion of the Adviser, are appropriate for achieving the Fund’s investment objective may also be considered. There is no limit in the number of Underlying Funds in which the Fund may invest, and the Fund may invest more than 25% of its total assets in one Underlying Fund.

The Adviser sets an overall asset allocation within U.S. equities based on long-term strategic considerations and monitors the portfolio on an ongoing basis. The Adviser will periodically re-balance the portfolio and may change managers and/or exposures over time based on its evolving investment views amid changing market and economic conditions. Periodically, the Adviser will review certain factors in each Underlying Fund and may add or remove Underlying Funds without notice to shareholders. The Adviser may also temporarily over or under-weight certain exposures for the purpose of managing distributions, which may include selling Fund investments to offset gains. To the extent that this activity causes the Fund to deviate from its typical factor exposures, it may not meet its investment objective. The Adviser may also temporarily alter its investments if market, economic or other signals warrant doing so in the view of the Adviser.

With respect to the sub-advised portion of the Fund’s assets, the Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more Sub-Advisers, in percentages determined at the discretion of the Adviser. Each Sub-Adviser acts independently from the others and utilizes its own distinct investment style. However, each Sub-Adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and terminate sub-advisers (“Sub-Advisers”). At this time, each of AQR Capital Management, LLC (“AQR”) and Dimensional Fund Advisors LP (“DFA”) is a Sub-Adviser to the Fund. The Adviser may add or remove Sub-Advisers at its discretion.

AQR generally invests its allocated portion of the Fund in equity securities of large-cap U.S. companies, which for U.S. companies AQR generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The Russell 1000® Index is designed to measure the performance of large capitalization stocks in the United States. The size of companies in the Russell 1000® Index may change with market conditions or due to changes in the composition of the Russell 1000® Index. AQR may also invest directly in equity securities of mid-cap companies, equity index futures, ETFs, REITs and depositary receipts. AQR also may invest in the financial sector.

AQR’s strategy combines multiple investment styles, including value, momentum and quality, using an integrated approach. In managing its allocated portion of the Fund, AQR seeks to invest in attractively valued companies with positive momentum characteristics and stable business operations and practices. A company may be considered to be a value investment if it appears inexpensive based on multiple fundamental measures, which may include price-to-book or price-to-earnings ratios relative to other securities in its investment universe. In assessing momentum, AQR generally favors securities with positive performance relative to other securities within the investment universe. AQR also generally favors companies exhibiting consistent business health and stability, and may include those with strong profitability or stable earnings. These characteristics are generally evaluated at time of purchase, and may change throughout the holding period. AQR may add to or modify the economic factors employed in selecting securities.

AQR determines the weight of each security in its allocated portion of the Fund using a combination of the liquidity of the security, AQR’s assessment of attractiveness of the security based on factors described above, or using additional criteria that form part of AQR’s security selection process. AQR utilizes portfolio optimization techniques, which incorporate anticipated transaction costs, to determine portfolio composition and trading activity.

To achieve the Fund’s investment objective, DFA, with respect to its allocated portion of the Fund, implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, DFA’s approach emphasizes long-term drivers of expected returns identified by its research, while balancing risk through broad diversification across companies and sectors. DFA’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

With respect to the DFA’s allocated portion, DFA purchases a broad and diverse group of readily marketable securities of U.S. companies that DFA determines to be large capitalization companies within the U.S. Universe. A company’s market capitalization is the number of its shares outstanding times its price per share. DFA generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by DFA. As of the date of this Prospectus, for purposes of its allocated portion of the Fund, DFA considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization within the U.S. Universe or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company within the U.S. Universe, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Under DFA’s market capitalization guidelines described above, based on market capitalization data as of November 30, 2023, the market capitalization of a large cap company would be $9.647 billion or above. This threshold will change due to market conditions.

In addition, DFA may overweight certain securities, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large cap segment of the U.S. Universe. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, DFA may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because, in DFA’s view, it has high earnings or profits from operations in relation to its book value or assets. The criteria DFA uses for assessing relative price and profitability are subject to change from time to time. DFA may also increase or reduce its allocated portion of the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, DFA seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

DFA, with respect to its allocated portion of the Fund, may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from its allocated portion of the Fund.

The Underlying Funds in which the Fund invests and the Fund itself may use a variety of derivative instruments including futures and option contracts, forward contracts for U.S. equity securities and indices, and swaps, including total return swaps.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The risks described below are in reference to either the Underlying Funds, direct purchases of the Fund, or both unless otherwise noted.

●

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters, epidemics or pandemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the U.S. Federal Reserve (“Fed”) and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, the timing, frequency or magnitude of any such increases in interest rates, or when such increases might stop. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

●

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

●

Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium, small or micro) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium, small and micro capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small and micro capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies. Generally, the smaller the company size, the greater the risk.

●

Investment Style Risk. The risk that different investment styles (e.g., “momentum”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

●

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

●

Value Investing Risk. Value Investing Risk is the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

●

Quantitative Investing Risk. The risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

●

Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

●

Asset Allocation Risk. The risk that the selection by the Adviser of the Underlying Funds and the allocation of the Fund’s assets among the Underlying Funds and the Sub-Advisers will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its factor exposures for the purpose of managing distributions. In addition, the Fund’s assets may be invested in Underlying Funds managed by a limited number of investment managers. In such circumstances, the Fund’s performance could be substantially dependent on the performance of such managers. Similarly, the allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

●

Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

●

Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

●

Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

●

REIT Risk. Investments in REITs, which pool investors’ capital to purchase or finance real estate investments, involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase). In addition, REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses or competition, overbuilding, zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund.

●

Management Risk. The risk that investment strategies employed by the Adviser and the Sub-Advisers in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser or Sub-Advisers may cause unintended results.

●

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Advisers’ control, including instances at third parties. The Fund, the Adviser and the Sub-Advisers seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

●

Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. The use of derivative instruments also exposes the Fund to transaction costs.

●

Forward and Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s or Sub-Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited;

(d) the Adviser’s or Sub-Advisers’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Performance: The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2022, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance. Performance information is available at no cost by visiting panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Calendar Year Annual Total Returns — Class I

Total Annual Return For Calendar Years Ended December 31

Best quarter (% and time period)	Worst quarter (% and time period)
20.29% June 30, 2020 Quarter)	-26.48% March 31, 2020 Quarter)
Year-to-date performance as of September 30, 2023: 5.41%

Average Annual Total Returns For the Periods Ended December 31, 2022

	One Year	Since Inception (11/12/18)
Symmetry Panoramic US Equity Fund — Class I (Inception Date: November 12, 2018) returns before taxes	-13.22%	8.64%
Symmetry Panoramic US Equity Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions	-14.00%	7.60%
Symmetry Panoramic US Equity Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions and sale of fund shares(1)	-7.27%	6.61%
MSCI US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	-19.23%	10.05%

(1)	Return after taxes on distributions and sale of fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

Investment Adviser and Sub-Advisers: Symmetry Partners, LLC serves as investment adviser to the Fund. AQR Capital Management, LLC and Dimensional Fund Advisors LP serve as Sub-Advisers to the Fund.

Portfolio Managers:

Symmetry Partners, LLC

The Fund is managed by a team that includes John McDermott, Portfolio Manager and Chief Investment Strategist; Rebecca Cioban, Portfolio Manager and Director; and Kevin Scully, Portfolio Manager and Director. Mr. McDermott and Ms. Cioban have been managers on the Fund since its inception in 2018. Mr. Scully was named a portfolio manager in 2019.

AQR Capital Management, LLC

The portion of the Fund’s portfolio managed by the Sub-Adviser is managed by a team that includes Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., M.S., John J. Huss, and Nathan Sosner, Ph.D., each a Principal of the Sub-Adviser. Dr. Frazzini has managed the Fund since its inception in 2018, Dr. Aghassi has managed the Fund since January 2020, and Mr. Huss and Dr. Sosner have managed the Fund since January 2021.

Dimensional Fund Advisors LP

The portion of the Fund’s portfolio managed by the Sub-Adviser is managed by a team that includes Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager; Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager; and John A. Hertzer, Vice President and Senior Portfolio Manager. Mr. Fogdall has managed the Fund since September 2020. Mr. Hertzer and Ms. Phillips have managed the Fund since January 2022.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading through your broker or other financial intermediary through which you purchased shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts. The Fund generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

	Minimum Investment
Class	Initial	Subsequent
I	$1,000	$100

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.